AMENDMENT TO LOAN AGREEMENT

         This Amendment amends that certain Loan Agreement dated as of September 30, 1998, the parties to which are ITRON, INC. ("Borrower"), BANK OF AMERICA, N.A., formerly Bank of America National Trust and Savings Association, and U.S. BANK NATIONAL ASSOCIATION (collectively, including their respective successors and/or assigns, "Banks"), and BANK OF AMERICA, N.A., formerly Bank of America National Trust and Savings Association, as "Agent." All terms defined in the Agreement shall have the same meaning when used in this Amendment, except as may be otherwise provided in this Amendment or in any prior amendment. For mutual consideration, the parties agree as follows:

1. Commitment Period. Section 2.1 of the Agreement is amended to provide that the "Commitment Period" shall be the period beginning on the Effective Date and ending on January 31, 2000.

2. Applicable Interest Period. The definition of "Applicable Interest Period" in Section 1.1 of the Agreement is amended to read as follows:

                  "Applicable Interest Period" means, with respect to any Loan, the period commencing on the date such Loan was made pursuant to
         Section 2.2 or converted or continued pursuant to Section 2.5 and ending:

                           (a) At the end of the Commitment Period in the case of a Base Rate Loan;

                           (b) one, two, or three months  thereafter in the case
                  of a LIBOR Loan as specified in the Notice of Borrowing or Notice of Refinancing given by Borrower in respect of such Loan;

         provided, however, that no Applicable Interest Period may end later than February 29, 2000.

3. Letters of Credit. Section 2.11 of the Agreement is amended to provide that tenors of Letters of Credit may not extend beyond February 29, 2000, rather than September 30, 1999.

4. Notices. The notice address of each party shall be as shown on the signature pages of this Amendment, rather than on the signature pages of the Agreement. The certificate set forth as Exhibit G to the Agreement shall be addressed to the Agent at the address shown on this Amendment.

5. Extension Fee. Upon execution of this Amendment, Borrower shall pay to Agent, for the account of Banks, an extension fee of $15,000.

6. Other Terms. Except as specifically amended by this Amendment or any prior amendment, all other terms, conditions, and definitions of the Agreement shall remain in full force and effect.

7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures to such counterparts were upon the same instrument. This Amendment shall be deemed fully executed when the Agent shall have received counterparts of this Amendment signed by Borrower, Agent, and all Banks.

       DATED as of the 30th day of September, 1999.


Borrower:                                           Agent:

ITRON, INC                                          BANK OF AMERICA, N.A.




By                                                  By

Title                                               Title


Address:                                            Address:

2818 N. Sullivan Road                               Agency Management Services
Spokane, WA  99216                                  WA1-102-16-20
Attn:  Treasurer                                    701 Fifth Avenue, 16th Floor
                                                    Seattle, WA 98104
                                                    Attention:  Dora Brown


Banks:


BANK OF AMERICA, N.A                              U.S. BANK NATIONAL ASSOCIATION



By                                                   By

Title                                                Title

Address:                                             Address:

Commercial Banking                                   1420 Fifth Avenue, Floor 11
701 Fifth Avenue, 12th Floor                         Seattle, WA  98101
Seattle, WA  98104                                   Attention:  Cathy Schalkle
Attention:  Eric Herbst